CRN04777: First in Human single ascending dose (SAD) Preliminary Results September 15, 2021 Exhibit 99.1

This presentation contains forward-looking statements. Crinetics cautions you that statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. These statements are based on the company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the potential benefits of CRN04777 for patients with congenital hyperinsulinism and plans to advance CRN04777, paltusotine and CRN04894 into additional clinical trials and the timing thereof. The inclusion of forward-looking statements should not be regarded as a representation by Crinetics that any of its plans will be achieved. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in Crinetics’ business, including, without limitation: preliminary data that we report may change following a more comprehensive review of the data related to the clinical trials and such data may not accurately reflect the complete results of a clinical trial, and the FDA and other regulatory authorities may not agree with our interpretation of such results; advancement of CRN04777 into later stage trials is dependent on and subject to the receipt of further feedback from the FDA; we may not be able to obtain, maintain and enforce our patents and other intellectual property rights, and it may be prohibitively difficult or costly to protect such rights; the COVID-19 pandemic may disrupt Crinetics’ business and that of the third parties on which it depends, including delaying or otherwise disrupting its clinical trials and preclinical studies, manufacturing and supply chain, or impairing employee productivity; the company’s dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the success of Crinetics’ clinical trials and nonclinical studies for paltusotine, CRN04894, CRN04777, and its other product candidates; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of the company’s product candidates that may limit their development, regulatory approval and/or commercialization; Crinetics may use its capital resources sooner than it expects; and other risks described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Crinetics undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Safe Harbor Statement CRINETICS PHARMACEUTICALS | 2

Phase 1 Pharmacologic Proof-of-Concept for CRN04777 in Healthy Volunteers CRINETICS PHARMACEUTICALS | 3

Crinetics’ Endocrine Development Strategy: Hormone Levels from Preclinical to Approval Phase 1 Healthy Volunteers Phase 2/3 Trials (Patients) CRINETICS PHARMACEUTICALS | 4

Congenital Hyperinsulinism (HI) Results in Life Threatening Recurrent Hypoglycemia CRINETICS PHARMACEUTICALS | 5 Congenital HI patients secrete insulin even when blood sugar is low X Beta-cell mutations cause inappropriate insulin secretion Inappropriate insulin causes hypoglycemia Untreated hypoglycemia can result in neurodevelopment disorders and death Early identification and continuous intensive glucose management are critical Current treatment paradigms place high burden of care on families with all too frequent suboptimal outcomes Six Global Centers of Excellence named for treatment of patients with HI Robust global patient advocacy such as Congenital Hyperinsulinism International (www.congenitalhi.org) Congenital HI is a devastating rare disease

Unmet Medical Needs in Congenital HI are Very High CRINETICS PHARMACEUTICALS | 6 Patient & Parent Goals Avoid hypoglycemia and its consequences including neurological damage Safely sleep through the night Avoid pancreatectomy Eliminate feeding tubes Reduce injections and glucose sticks Avoid side effects of diazoxide and other treatments Medical management until HI resolves with age Be a kid not a patient

CRN04777: First-in-class Oral SST5 Agonist with Potential to be Broadly Effective in HI


Direct therapies
IV glucose
Enteral dextrose (GT/NG)
Low blood sugar
High blood sugar
Pancreas Directed to suppress insulin secretion
Diazoxide
• Ineffective in 50%; black box warning
Off label use of injectable SST2 agonists
Pancreatectomy (complete or partial)
In development:
GLP-1 antagonist (IV)
Pancreas
Glucagon (α-cells)
Insulin (β-cells)
SST5 Receptor Agonist
CRN04777 in Phase 1
Designed to inhibit insulin secretion in all HI patients
Liver Directed
IV glucagon, glucagon rescue pen
In development:
Glucagon & Analogs (Subcutaneous)
Liver
Glucose Release
Glucose Uptake
Tissues
Target Tissue Directed to block Insulin Action
In development:
Insulin Receptor Antibody (IV)

CRINETICS PHARMACEUTICALS | 7

Somatostatin Receptor SST5 Inhibits Insulin Secretion Downstream of all Known HI Causing Mutations



Pancreas
K_{ATP} channel
Depolarization
Ca^{2+} channel
CRN04777 (SST5 Agonist)
SST5 receptor
GLUT2
Glucose
Glucose sensing
Glycolysis
ATP/ADP
Ca^{2+}
Amino acid metabolism
Glucose metabolism
Inhibition of insulin secretion
Prevention of hypoglycemia
Inappropriate insulin secretion
Hypoglycemia
Amino acids
X Beta-cell mutations underlying congenital HI. Most common mutation (~50%) is at K_{ATP} channel.

Syndromic hyperinsulinisms (e.g. those associated with Beckwith-Wiedemann syndrome, Sotos syndrome, Kabuki syndrome, and Turner syndrome) may also respond to SST5 agonism

CRINETICS PHARMACEUTICALS | 8

CRN04777 is the Only Oral SST5 Agonist in Clinical Development

CRN04777 is a potent (EC_{50}=0.4 nM) and selective SST5 agonist



% cAMP stimulation
120
100
80
60
40
20
0
10^{-12}
10^{-10}
10^{-8}
10^{-6}
10^{-4}
[CRN04777] M
hSST1
hSST2
hSST3
hSST4
hSST5

CRN04777 suppressed sulfonylurea (SU)-induced insulin secretion and reversed hypoglycemia in rats



Blood glucose (mg/dL)
250
200
150
100
50
0
SU
'4777
-120
-60
0
60
120
180
240
300
Time (minutes)
Vehicle
Sulfonylurea (SU) 30 mg/kg
SU + 30 mg/kg CRN04777
SU + 10 mg/kg CRN04777
SU + 3 mg/kg CRN04777

CRINETICS PHARMACEUTICALS | 9

CRN04777 SAD Study Design to Evaluate Pharmacologic Proof-of-Concept Follows Crinetics’ core endocrine strategy of using hormonal biomarkers to drive development CRINETICS PHARMACEUTICALS | 10

PK Results: CRN04777 Showed Oral Bioavailability with Dose-Proportional Exposure

Half-life ~40 hours and t_{max} ~1-2 hours at efficacious doses



1000
100
10
1
0.1
CRN04777 Plasma Conc. (ng/mL)
LLOQ
0 12 24 36 48 60 72 84 96 108 120 132 144 156 168
Time (hours)
120 mg
60 mg
27 mg
9 mg
3 mg
1 mg
0.5 mg

Data shown are mean±SEM; LLOQ = lower limit of quantitation
All doses n=6; except n=12 for 60 mg which was evaluated in both IVGTT and sulfonylurea challenge
*When 120 mg was administered within 30 minutes of a standard adult high fat breakfast, a significant reduction in exposure was observed. Evaluation of pediatric relevant meals pending.

CRINETICS PHARMACEUTICALS | 11

CRN04777 SAD Study Designed to Evaluate Pharmacologic Proof-of-Concept Follows Crinetics’ core endocrine strategy of using hormonal biomarkers to drive development Study Goals Evaluate safety [0.5-120 mg] Evaluate pharmacokinetics: oral absorption, dose-proportional exposure, half-life [0.5-120 mg] Evaluate dose response and PK/PD on pre- and post-stimulated glucose and insulin in an IVGTT [0.5-120 mg] Evaluate dose response and PK/PD on reduction/reversal of sulfonylurea-induced insulin secretion (pharmacologic model of disease) [30-60 mg] CRINETICS PHARMACEUTICALS | 12 Healthy volunteers received single oral dose of CRN04777 (n = 8, 6 active/ 2 placebo in each cohort)

CRN04777 Dose-Dependently Suppressed Glucose Stimulated Insulin Secretion Data shown are mean±SEM N=6 CRN04777 treated per dose; N=14 placebo IVGTT=intravenous glucose tolerance test; PBO=placebo CRINETICS PHARMACEUTICALS | 13 CRN04777 dose-dependently reduced insulin secretion stimulated by bolus IV glucose (IVGTT)… PBO 27 mg 60 mg 120 mg …and reduced insulin secretion reduces glucose uptake by tissues resulting in prolonged elevation of plasma glucose

CRN04777 SAD Study Designed to Evaluate Pharmacologic Proof-of-Concept

Follows Crinetics' core endocrine strategy of using hormonal biomarkers to drive development

Study Goals

- Evaluate safety [0.5-120 mg]
- Evaluate pharmacokinetics: oral absorption, dose-proportional exposure, half-life [0.5-120 mg]
- Evaluate dose response and PK/PD on pre- and post-stimulated glucose and insulin in an IVGTT [0.5-120 mg]
- **Evaluate dose response and PK/PD on reduction/reversal of sulfonylurea-induced insulin secretion (pharmacologic model of disease) [30-60 mg]**

2. Sulfonylurea (SU) Challenge



Baseline (Day -2)
SU (po)
IV glucose
"Glucose Clamp" with continuously adjusted glucose infusion rate (GIR)
Run in
Multiple blood draws to measure glucose & insulin; Monitor GIR
t=-60 min
0h
+8h
Treated (Day 1)
'4777 (po)
SU (po)
IV glucose
"Glucose Clamp" with continuously adjusted glucose infusion rate (GIR)
Run in
Multiple blood draws to measure glucose & insulin; Monitor GIR
t=-60 min
0h
+8h

Healthy volunteers received single oral dose of CRN04777 (n = 9, 6 active / 3 placebo in each cohort)

CRINETICS PHARMACEUTICALS | 14

Sulfonylurea Challenge Provided Disease Relevant Proof-of-Concept

The administration of sulfonylurea is a pharmacologic model of congenital HI


Pancreas
Sulfonylureas block K_{ATP} channels, inducing insulin secretion, mimicking most common and severe monogenic form of congenital HI with K_{ATP} channel inactivating mutations
K_{ATP} channel
Depolarization
Ca^{2+} channel
SST5 receptor
GLUT2
Glucose
Glucose sensing
Glycolysis
ATP/ADP
Ca^{2+}
Amino acid metabolism
Glucose metabolism
Amino acids
Inappropriate insulin secretion
Hypoglycemia

Sulfonylurea Challenge

- Sulfonylurea induces endogenous insulin secretion
- Automated delivery of supplemental IV glucose maintains blood glucose in the normal range (glucose clamp)
- Glucose infusion rate (GIR) increases in proportion to insulin secretion

CRINETICS PHARMACEUTICALS | 15

CRINETICS PHARMACEUTICALS | 16 More detailed data (insulin, C-peptide) to be presented at future medical conferences CRN04777 Reversed Sulfonylurea-Induced Hyperinsulinism in a Pharmacologic Model of Congenital HI CRN04777 eliminated the need for IV glucose support by inhibiting insulin secretion Plasma Glucose (PG) Glucose Infusion Rate (GIR) – Increases in Proportion to Insulin Secretion Solid line: mean value; shaded area: SEM

Conclusions from CRN04777 SAD Results Objectives Safety and tolerability Drug-like pharmacokinetics PK/PD for suppression of insulin secretion Safe and well tolerated at single doses from 0.5-120 mg Achieved targeted pharmacokinetic profile Rapidly absorbed after oral administration (tmax ~1-2 hrs) Favorable half-life of ~40 hours observed Dose-proportional exposure from 0.5-120 mg Demonstrated pharmacologic proof-of-concept for SST5 agonism Dose-dependent reduction in glucose-induced insulin secretion achieved in an intravenous glucose tolerance test Dose-dependent reversal of sulfonylurea-induced insulin secretion achieved in a pharmacologic model of hyperinsulinism CRINETICS PHARMACEUTICALS | 17

Pipeline With Three Candidates Beyond Pharmacologic Proof-of-Concept CRINETICS PHARMACEUTICALS | 18 Pharmacologic POC

CRINETICS PHARMACEUTICALS | 19 Achieved 2021 Goal of Three Programs with Clinical Proof-of-Concept CRINETICS PHARMACEUTICALS | 19 Executed development strategy with three NCEs: paltusotine, ‘4894, and ‘4777